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                                                                    Exhibit 3.47
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Form 201                                      [STATE SEAL]                   This space reserved for office use.
(revised 6/01)                          Articles of Incorporation
-----------------------                 Pursuant to Article 3.02
Return in Duplicate to:                      Texas Business
Secretary of State                           Corporation Act
P.O. Box 13697
Austin, TX 78711-3697
FAX: 512/463-5709

Filing Fee:  $300
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                                                 Article 1 - Corporate Name
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The name of the corporation is as set forth below:
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The name must contain the word "corporation," "company," "incorporated," or an abbreviation of one of these terms.  The name must not be the same as, deceptively similar to or similar to that of an existing corporate, limited liability company, or limited partnership name on file with the secretary of state.  A preliminary check for "name availability" is recommended.
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            Article 2 - Registered Agent and Registered Office (Select and complete either A or B and complete C)
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[ ] A. The initial registered agent is a corporation (cannot be corporation named above) by the name of:
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OR
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[ ] B. The initial registered agent is an individual resident of the state whose name is set forth below:
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First Name                                          M.I.        Last Name                                    Suffix

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C.  The business address of the registered agent and the registered office address is:
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Street Address                                             City                            TX      Zip Code

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                                                    Article 3 - Directors
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The number of directors constituting the initial board of directors and the names and addresses of the person or persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualified are set forth below:
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Director 1:  First Name                                 M.I.          Last Name                                  Suffix

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Street Address                                City                         State                    Zip Code

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Director 2:  First Name                                M.I.           Last Name                                  Suffix

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Street Address                                City                         State                   Zip Code

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Director 3:  First Name                                M.I.           Last Name                                  Suffix

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Street Address                                City                         State                   Zip Code

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                                                Article 4 - Authorized Shares
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[ ] A. The total number of shares the corporation is authorized to issue is _____________
and the par value of each of the authorized shares is $_______________
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OR (You must select and complete either option A or option B, do not select both.)
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[ ] B. The total number of shares the corporation is authorized to issue is _____________
and the shares shall have no par value.
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If the shares are to be divided into classes, you must set forth the designation of each class, the number of shares of each class, the par value (or statement of no par value), and the preferences, limitations, and relative rights of each class in the space provided for supplemental information on this form.
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                                             Article 5 - Initial Capitalization
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The corporation  will not commence  business until it has received for the issuance of its shares  consideration of the value of one thousand dollars ($1,000).
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                                                    Article 6 - Duration
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The period of duration is perpetual.
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                                                     Article 7 - Purpose
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The  purpose  for which the  corporation  is  organized  is for the  transaction  of any and all  lawful  business  for which corporations may be incorporated under the Texas Business Corporation Act.
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                                             Supplemental Provisions/Information
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Text Area



[The attached addendum are incorporated herein by reference.]
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                                                        Incorporator
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The name and address of the incorporator is set forth below.
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Name:

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Street Address                           City                      State                      Zip Code

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                                                  Effective Date of Filing
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[ ] This document will become effective when the document is filed by the secretary of state.
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OR
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[ ] This document will become effective at a later date, which is not more than ninety (90) days from the date of its filing by the secretary of state.  The delayed effective date is
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                                                          Execution
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The undersigned incorporator signs these articles of incorporation subject to the penalties imposed by law for the submission of a false or fraudulent document.
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Signature of incorporator
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                                                   Form 201--General Information
                                                 (Articles of Incorporation--Profit)

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The attached form is a standardized form designed to meet minimal statutory filing requirements pursuant to the relevant statutory provisions. This form and the information provided are not substitutes for the advice and services of an attorney and tax specialist.
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o   Article 1--Corporate Name: Provide a corporate name and organizational ending. If the name chosen is the same as or deceptively similar to, or similar to the name of an existing corporation, limited partnership, or limited liability company, the document cannot be filed. The administrative rules adopted for determining entity name availability (Texas Administrative Code, Title 1,
Part 4, Chapter 79, Subchapter C) may be viewed at www.sos.state.tx.us/tac/index.html. If you wish the secretary of state to provide a preliminary determination on "name availability," you may call (512) 463-5555 or e-mail your name inquiry to
corpinfo@sos.state.tx.us. A final determination cannot be made until the document is received and processed by the secretary of state. Do not make financial expenditures or execute documents utilizing the name "pre-cleared." Also note that the pre-clearance of a name or the issuance of a certificate of incorporation under a name does not authorize the use of a name in violation of another person's rights to the name.

o   Article 2--Registered Agent and Registered Office: The registered agent can be either an individual resident of the state
(Option B) or a Texas corporation or foreign corporation with a certificate of authority to transact business in Texas (Option A).
The corporation however may not be designated to serve as its own registered agent. A post office box is not sufficient as a registered office address unless the registered office is located in a town with a population of less than 5,000.

o   Article 3--Directors: A minimum of one director is required. A director must be a natural person; there are no residency requirements for directors. Please note that this form should not be used if you wish to form a close corporation or to form a corporation that is managed by a shareholders agreement.

o   Article 4--Authorized Shares: Shares represent ownership interest in the corporation. The total number of shares that the corporation will have authority to issue must be provided in the space provided in option A or option B of Article 4. Select and complete option A if your shares are to have a stated par value, or select and complete option B if the shares are without a stated
par value.
    Option A--Par Value: "Par value" means the stated dollar amount assigned to a share. In general terms, it represents the minimum stated amount for which each share shall be issued. For example: If the corporation has authorized a total of 1,000 shares of common stock of $1.00 par value, and if payment for the share is to be made in cash, the corporation must receive at least $1.00 for each share issued. Do not state that the shares have $0 par value when you mean to indicate that the shares are to be without a stated par value (i.e., option B).
    Option B--No Par Value: Shares that are designated as having no par value may be issued for an amount of consideration determined by the board of directors.

o   Article 7--Purpose: This form creates a corporation with the general purpose of conducting any lawful business. If you wish to operate a non-profit organization, or to engage in a licensed activity when such license cannot be issued to a corporation, then you cannot utilize this form.

o   Supplemental Provisions: Additional space has been provided for additional text to an article within this form or to provide for additional articles to contain optional provisions.
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o   Incorporator: Only one incorporator is required for the formation of a corporation. An incorporator may be a natural person 18 years of age or older, or any corporation, partnership, or other entity; there are no residency requirements for an incorporator.

o   Effective Date: Articles of incorporation become effective as of the date of filing by the secretary of state. However, pursuant to Article 10.03 of the Texas Business Corporation Act, the effectiveness of the articles of incorporation may be delayed as of a date not more than ninety (90) days from the date of filing with the secretary of state. Please note that upon the filing of a document with a delayed effective date, the computer records of the secretary of state will be changed to show the filing of the document, the date of the filing, and the future date on which the document will be effective. In addition, at the time of such filing, the status of the entity will be shown as active on the records of the secretary of state.

o   Execution: The incorporator must sign the articles of incorporation. Prior to signing, please read the statements on this form carefully. A person commits an offense under the Texas Business Corporation Act, the Texas Limited Liability Company Act or the
Texas Non-Profit Corporation Act if the person signs a document the person knows is false in any material respect with the intent that the document be delivered to the secretary of state for filing. The offense is a Class A misdemeanor.

    Payment and Delivery Instructions: Mail the completed form, together with the filing fee of $300 to the address shown in the heading of the form. Personal checks and MasterCard, Visa, and Discover credit cards are accepted in payment of the filing fee.
Checks or money orders must be payable through a U.S. bank or financial institution and made payable to the secretary of state.
Fees paid by credit card are subject to a statutorily authorized processing cost of 2.1% of the total fees.
    The delivery address is James Earl Rudder Office Building, 1019 Brazos, Austin, Texas 78701. Upon filing the document, the secretary of state will return the appropriate evidence of filing and a file stamped copy of the document, if a duplicate copy was provided for such purpose, to the submitter. The telephone number is (512) 463-5555, TDD: (800) 735-2989, FAX: (512) 463-5709.
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